QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
EPICEDGE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date filed:

*
Set forth the amount on which the filing fee is calculated and state how it was determined.

EPICEDGE, INC.
5508 HIGHWAY 290 WEST, Suite 300
AUSTIN, TEXAS 78735
(512) 261-3346
www.EpicEdge.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME:

PLACE:	EpicEdge Corporate Headquarters 5508 Highway 290 West Suite 300 Austin, Texas 78735 (512) 261-3346
ITEMS OF BUSINESS:	(1)	To elect seven members to the Board of Directors for one-year terms.
	(2)	To approve Deloitte & Touche LLP as our independent auditors for the 2001 fiscal year.
	(3)	To approve a proposal to amend our Articles of Incorporation to increase the number of shares of common stock reserved for issuance from 50,000,000 to 70,000,000.
	(4)	To ratify, pursuant to rules established by the American Stock Exchange, the February 2000 sale of 2,260,000 shares of our common stock to certain private investors for $11.3 million.
	(5)	To ratify, pursuant to rules established by the American Stock Exchange, a July 2000 convertible debt offering in the amount of $5 million to certain private investors.
	(6)	To ratify, pursuant to rules established by the American Stock Exchange, the September 2000 sale of 2,000,000 shares of our common stock to certain private investors for $2 million.
	(7)	To ratify, pursuant to rules established by the American Stock Exchange, a November 2000 convertible debt financing in the amount of $1 million to our chairman.
	(8)	To ratify, pursuant to rules established by the American Stock Exchange, a December 2000 convertible debt financing in the amount of $1.5 million to two of our stockholders.
	(9)	To approve, pursuant to rules established by the American Stock Exchange, the sale of our Series A Preferred Stock to certain investors for up to $3 million.
	(10)	To approve, pursuant to rules established by the American Stock Exchange, the conversion of the $5 million July 2000 convertible debt offering into shares of our Series B Preferred Stock.

	(11)	To approve a management bonus pool established for the benefit of employees and management.
	(12)	To approve an increase in the number of shares available for issuance in the 1999 Employee Stock Option Plan from 7,500,000 shares of common stock to 17,742,000 shares of common stock.
	(13)	To transact such other business as may properly come before the Meeting and any adjournment or postponement.
RECORD DATE:	You can vote if you are a stockholder of record on .
ANNUAL REPORT:	Our 2000 Annual Report, which is not a part of the proxy soliciting material, is enclosed.
PROXY VOTING:	It is important that your shares be represented and voted at the meeting. Please vote in one of these ways:
	(1)	USE THE TOLL-FREE TELEPHONE NUMBER shown on the proxy card (this call is free in the U.S.);
	(2)	VISIT THE WEB SITE noted on your proxy card to vote via the Internet; or
	(3)	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.
Any proxy may be revoked at any time prior to its exercise at the Meeting.
Vinesha Baldus Secretary
, 2001

EPICEDGE, INC.
5508 HIGHWAY 290 WEST, Suite 300
AUSTIN, TEXAS 78735
(512) 261-3346
www.EpicEdge.com

    PROXY STATEMENT

    The proxy materials are delivered in connection with the solicitation by the Board of Directors of EpicEdge, Inc. ("EpicEdge," the "company," "we," or "us"), a Texas corporation, of proxies to be voted at our 2000 Annual Meeting of Stockholders and at any adjournment or postponement.

    You are invited to attend our Annual Meeting of Stockholders on            , beginning at            a.m. The meeting will be held at EpicEdge Corporate Headquarters, 5508 Highway 290 West, Suite 300, Austin, Texas 78735.

    This Proxy Statement, form of proxy and voting instructions are being mailed starting            , 2001.

Stockholders Entitled to Vote

    Holders of record of our common stock at the close of business on            are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 27,342,894 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

Proxies

    Your Vote is Important.  Stockholders of record may vote their proxies by telephone, Internet or mail. A toll-free telephone number and web site address are included on your proxy card. If you choose to vote by mail, a postage-paid envelope is provided.

    Proxies may be revoked at any time before they are exercised by:

  •
  written notice to the Secretary of the company,

  •
  timely delivery of a valid, later-dated proxy or

  •
  voting by ballot at the Annual Meeting.

  You May Save Us the Expense of a Second Mailing by Voting Promptly.

Choose ONE of the following voting methods to cast your vote.

HOW TO VOTE

Vote by Telephone

    You can vote your shares by telephone by calling the toll-free telephone number (at no cost to you) on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders by using individual control numbers. If you vote by telephone you can also give us instructions to discontinue future duplicate Annual Reports. IF YOU VOTE BY TELEPHONE YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

Vote by Internet

    You can also choose to vote via the Internet. The web site for Internet voting is on your proxy card. Internet voting is available 24 hours a day, AND WILL BE ACCESSIBLE UNTIL      A.M. ON      . As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU VOTE VIA THE INTERNET YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

Vote by Mail

    If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to American Stock Transfer & Trust Company in the postage-paid envelope provided. If the envelope is missing, please address your completed proxy card to EpicEdge Inc. c/o American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

Voting at the Annual Meeting

    The method by which you vote now will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

    All shares that have been properly voted—whether by telephone, Internet or mail, and not revoked—will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Voting on other Matters

    If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we did not know of any other matter to be raised at the Annual Meeting.

Consolidation of Your Vote

    You will receive only one proxy card for all the shares you hold in your name.

    Please note that if you own shares in joint name, and other shares in your own name, you will receive a separate proxy card for the joint ownership. We can only consolidate identically named accounts.

List of Stockholders

    A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our corporate offices at 5508 Highway 290 West, Suite 300, Austin, Texas, by contacting the Secretary of the company.

Required Vote

    The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

    A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

    The affirmative vote of two-thirds of the outstanding shares of common stock entitled to vote is required to approve:

  •
  the amendment to our Articles of Incorporation increasing the number of shares of common stock reserved for issuance from 50,000,000 to 70,000,000.

    The affirmative vote of a majority of outstanding shares of common stock entitled to vote is required to approve:

  •
  the establishment of our Bonus Plan for management and employees,

  •
  the appointment of Deloitte & Touche, L.L.P. as our auditors, and

  •
  the increase of shares of common stock available for issuance in the 1999 Stock Option Plan

    The affirmative vote of a majority of outstanding shares of common stock entitled to vote held by disinterested parties to the following transactions is required to ratify:

  •
  the February 2000 sale of 2,260,000 shares of our common stock to certain private investors for $11.3 million,

  •
  the July 2000 convertible debt offering in the amount of $5 million to certain private investors,

  •
  the September 2000 sale of 2,000,000 shares of our common stock to certain private investors for $2 million,

  •
  the November 2000 convertible debt financing in the amount of $1 million to our chairman.

  •
  the December 2000 convertible debt financing in the amount of $1.5 million to two of our stockholders.

    The affirmative vote of a majority of outstanding shares of common stock entitled to vote held by disinterested parties to the following transactions is required to approve:

  •
  the sale of shares of our Series A Convertible Preferred Stock to certain investors for up to $3 million, and

  •
  the conversion of the $5 million July 2000 convertible debt offering into shares of our Series B Convertible Preferred Stock.

Abstentions and broker "non-votes" will have the same effect as a vote cast "against" each of these proposals, except as noted.

ITEM 1
ELECTION OF DIRECTORS

Role and Composition of the Board of Directors

    Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

    Our directors are elected annually by our Stockholders. Our bylaws provide that the number of our directors will be determined by the Board of Directors but shall not be less than three. The Stockholders will elect seven directors for the coming year. Seven of the nominees presently serve as directors.

    Although we do not anticipate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person (s) as may be nominated by the Board of Directors.

Director Nominees

Name	Age	Position
Carl R. Rose	46	Chairman
Uri Landesman	39	Director
Bruce Quackenbush	46	Director
Richard Carter	32	Director and CEO
Eric Loeffel	38	Director
Panna Sharma	30	Director
Mark McManigal	41	Director

    Carl R. Rose  has served as our Chairman since December 1998 and served as our Chief Executive Officer from January 1999 until February 2000. Mr. Rose founded Design Automation Systems, Inc., a privately held Texas company ("DASI"), in 1985 and served as our Chairman from its inception until April 1999. From inception until January 1999, Mr. Rose served as president of DASI. From January 1999 until April 1999, Mr. Rose served as Chief Executive Officer of DASI.

    Uri Landesman  has served on our Board since August 2000. Mr. Landesman has been Co-Chief Investment Officer for Aaron Fleck & Associates and the Fleck T.I.M.E. Fund since May 1999. From 1993 to 1999 he held various positions at J.P. Morgan including Lead Portfolio Manager and a member of the research staff.

    Bruce Quackenbush  has served on our Board since October 2000. Since March 2000, Mr. Quackenbush has been the Senior Vice President of Investments for Fleck T.I.M.E. Funds. From 1990 to 1995 Mr. Quackenbush ran the Derivatives Marketing Group for North America at Sumitomo Bank Capital Markets. From 1995 to 2000 Mr. Quackenbush was a private investor.

    Richard Carter  has served on our Board since March 2001. Mr. Carter currently holds the position of Chief Executive Officer of EpicEdge and has held this position since April 2001. From August 2000 to March 2001 he held the position of Vice President of ERP and from May 1999 to July 2000 he was the of Director of ERP, both at EpicEdge. From 1996 to 1999, Mr. Carter was a founding partner of Dynamic Professional Services, an ERP implementation and public sector consulting company, which EpicEdge acquired in May 1999.

    Eric Loeffel  has served on our Board since August 2001. Mr. Loeffel is the President and Chief Executive Officer of Isochron, an Austin, TX based provider of information gathering and analysis solutions for companies with remote equipment. Mr. Loeffel has more than fifteen years of business strategy, product marketing, product development, and executive-level operations experience with companies such as Intuit Inc., Deloitte & Touche and onQ Technology, where he served as President, CEO and Director. He is a Certified Public Accountant.

    Panna Sharma  has served on our Board since August 2001. Mr. Sharma is the founder and CEO of TSG, The Sharma Group, a privately held next generation investment banking firm focused on emerging technology and services companies. Prior to his tenure at TSG, Mr. Sharma spent four years at iXL Inc. in the roles of Senior Vice President and Chief Strategy Officer. Mr. Sharma is also a Certified Public Accountant.

    Mark McManigal  has served on our Board since October 2001. Mr. McManigal is a Partner of the Edgewater Funds, a private equity and venture capital fund. Mr. McManigal has been involved with Edgewater since 1991 and focuses primarily on the firm's information technology sector investments. Prior to joining Edgewater, he was a partner in a law firm where he specialized in transactional law, securities law and real estate transactions. Mr. McManigal also served as Vice President and General Counsel for Krause Gentle Corporation.

    Directors serve until the expiration of their term at the annual meeting of stockholders. All officers serve at the discretion of the Board of Directors. There is no family relationship between or among any executive officers and directors.

    The Board of Directors held 21 meetings in fiscal 2000. Each director of the Company attended the Board meetings except for Nick Reding and John Streeten who missed two meetings each. We currently maintain two committees: the audit and compensation committees.

    The audit committee's purpose is to review, in consultation with the independent auditors, our financial statements, accounting and other policies, accounting systems and system of internal controls. The audit committee also recommends the engagement of our independent auditors and reviews other matters relating to our relationship with our auditors. The audit committee is currently comprised of Messrs. Landesman, Quackenbush, Loeffel and Sharma. There were four meetings of the audit committee during fiscal 2000. The Board of Directors adopted an Audit Committee Charter on May 25, 2000, a copy of which is attached hereto as Exhibit "A."

    The compensation committee's purpose is to review and act on matters relating to compensation levels and benefit plans for key executives of the Company, among other things. The compensation committee is currently comprised of Messrs. Landesman, Loeffel and McManigal. There was one meeting of the compensation committee during fiscal 2000.

Interlocking Relationships with Executive Officers or Directors

    None of the directors has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Section 16(a) Compliance

    Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of our Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports received by us and on written representations from reporting persons, we believe that the directors, executive officers, and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements during the fiscal year ended December 31, 2000, except as follows.

Messrs. Ruiz, Cohan, Covert, DiPaola, Carter, Scheifler, Slosberg, Dunbar, Mobley, Johnson, Stevens, Vornberger, Ms. Rodgers and Ms. Albert failed to timely report their initial acquisition of company securities on becoming directors and/or executive officers. Messrs. Nour-Omid and Streeten failed to timely report options granted to them in 2000. Messrs. Dunbar, Carter, Scheifler, and Slosberg failed to report options granted in August of 2000. Mr. Ruiz failed to timely report options granted to him in December of 2000.

    THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

ITEM 2
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

    Our Board wishes to obtain from you a ratification of the Board's action in appointing Deloitte & Touche LLP, as our independent public accountants for the fiscal year ending December 31, 2001. The engagement of Deloitte & Touche LLP has been approved by the Board.

    A representative of Deloitte & Touche, LLP, our principal independent public accountants for the current fiscal year and the most recently completed fiscal year, is expected to be present at the Annual Meeting, will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

    In the event the appointment of Deloitte & Touche LLP as our independent public accountants is not ratified by our Stockholders, the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the fiscal year 2001 will be permitted to stand unless the Board finds other good reason for making a change.

Audit Fees

    The aggregate fees billed by Deloitte & Touche, LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $222,447.

Financial Information Systems Design and Implementation Fees

    Deloitte & Touche, LLP rendered no professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

    The aggregate fees billed for professional services rendered by Deloitte & Touche for services other than those described above for the fiscal year were $168,799. These fees consisted of the following: $72,840 for the separate audits of IPS Associates, Inc. and subsidiaries (acquired in June 2000 and sold in January 2001), $20,000 for procedures related to other potential SEC filings, $33,850 for other accounting consultations, and $42,109 for tax consulting and return preparation services.

    THE BOARD OF DIRECTORS HAS APPROVED THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 2001 AND UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF SUCH APPOINTMENT. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

AUDIT COMMITTEE REPORT

    In accordance with its written charter adopted by the Board of Directors the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to Stockholder approval, the selection of our independent accountants. The Audit Committee is currently comprised of Messrs. Quackenbush, Landesman, Loeffel and Sharma. Messrs. Loeffel and Sharma are independent directors, as defined by the American Stock Exchange Company Guide.

    Management is responsible for the company's internal controls. The independent auditors for the company, Deloitte & Touche, LLP ("Deloitte"), are responsible for performing an independent audit of the company's annual consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by Deloitte.

    The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and Deloitte, nor can the Audit Committee certify that Deloitte is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

    In this context, the Audit Committee has met and held discussions with management and Deloitte. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Deloitte. The Audit Committee discussed with Deloitte matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    Deloitte also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Deloitte their independence. The Audit Committee also considered whether Deloitte's providing of certain other non-audit services to the Company was compatible with maintaining such auditors independence.

    Based upon the Audit Committee's discussion with management and Deloitte and the Audit Committee's review of the representations of management and the report of Deloitte to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the EpicEdge, Inc. Annual Report on Form 10-KSB for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of EpicEdge, Inc.:

Uri Landesman, Bruce Quackenbush, Eric Loeffel and Panna Sharma.

ITEM 3
AMENDING OUR ARTICLES OF INCORPORATION TO INCREASE
THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE

    In June 2001, the Board voted to amend Article III of our Articles of Incorporation to increase the number of shares of common stock available for issuance from 50,000,000 to 70,000,000, and directed that the amendment be submitted to a vote of the Stockholders at the Annual Meeting. The form of proposed amendment is attached to this proxy statement as Exhibit "B."

    The Board believes it would be desirable to increase the number of shares of common stock available for issuance in order to make available additional shares for possible stock splits, acquisitions, financings, employee benefit plan issuance and for such other corporate purposes as may arise. We do not currently have any plans, arrangements, negotiations, or understanding with regard to the issuance of any such common stock.

    THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF SUCH AMENDMENT. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO-THIRDS OF THE COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

ITEM 4
RATIFICATION OF THE FEBRUARY 2000 SALE OF 2,260,000 SHARES OF OUR
COMMON STOCK FOR $11.3 MILLION

    On February 18, 2000, we entered into a Stock Purchase Agreement with Edgewater Private Equity Fund III, L.P. ("Edgewater"), Aspen Finance Investors I, LLC, a Colorado limited liability company ("Aspen"), Fleck T.I.M.E. Fund, L.P., a Connecticut limited partnership ("T.I.M.E."), Fleck Family Partnership II, L.P., a Florida limited partnership ("Fleck Family"), LJH Partners, LP, a Delaware limited partnership ("LJH"), Wain Investment, LLC, an Ohio limited liability company ("Wain"), Gerald C. Allen ("Allen") and John Paul DeJoria ("DeJoria,") and together with Edgewater, Aspen, T.I.M.E., Fleck Family, LJH, Wain, DeJoria, and Allen, (the "Investors") (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, the Investors purchased 2,260,000 shares of our common stock, at a price of $5.00 per share, for an aggregate purchase price of $11,300,000, payable in cash at the closing.

    In connection with the Stock Purchase Agreement, we executed a Registration Agreement with the Investors, dated February 18, 2000, pursuant to which we agreed to register the common stock owned by the Investors.

    Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the Stockholders who are not participating in such transaction, accordingly, our Board is requesting the ratification of this transaction by the Stockholders other than the Investors.

    THE BOARD HAS APPROVED THE RATIFICATION OF THE FEBRUARY 2000 STOCK PURCHASE AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF SUCH STOCK PURCHASE. SUCH RATIFICATION REQUIRES THE AFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WHO ARE DISINTERESTED PARTIES TO THE TRANSACTION.

ITEM 5
RATIFICATION OF THE JULY 2000 CONVERTIBLE DEBT OFFERING

    In July 2000, we completed a $5.0 million convertible debt offering with Edgewater and T.I.M.E. The convertible debt bears annual interest at a rate of 9.5%. Principal and interest was due at maturity on December 30, 2000. We have reached an agreement on the extension of the maturity date of this convertible debt to August 1, 2002. The conversion terms were to be renegotiated by August 15, 2001, otherwise a penalty of $500,000 will be assessed and payable in February 2002. These terms were renegotiated and any potential penalty was waived as a condition of that renegotiation (see ITEM 10). The principal and accrued and unpaid interest is convertible at the option of the holder into common stock of the Company at a 25% discount from the per share price of a qualified financing consummated prior to the maturity date. A qualified financing was defined as an equity financing in which we raise at least $7.0 million. A qualified financing was not consummated prior to the maturity date, accordingly, the principal and accrued and unpaid interest is convertible at the option of the holder into common stock of the Company at a conversion price of $5.00 per share.

    Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the Stockholders who are not participating in such transaction, accordingly, our Board is requesting the ratification of this transaction by the Stockholders other than Edgewater and T.I.M.E.

    THE BOARD HAS APPROVED THE RATIFICATION OF THE JULY 2000 CONVERTIBLE DEBT OFFERING AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF SUCH CONVERTIBLE DEBT. SUCH RATIFICATION REQUIRES THE AFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WHO ARE DISINTERESTED PARTIES TO THE TRANSACTION.

ITEM 6
RATIFICATION OF THE SEPTEMBER 2000 SALE OF 2,000,000 SHARES OF OUR
COMMON STOCK FOR $2 MILLION

    In September 2000, we sold 2,000,000 shares of unregistered common stock to Edgewater and T.I.M.E. for $2 million. The stock purchase agreement provides for two additional board members to be appointed by Edgewater and T.I.M.E. Such appointments were made in September and October 2000. The stock purchase agreement also requires us to immediately register the shares of common stock that were issued. In connection with the transaction, Edgewater and T.I.M.E. agreed to a six-month lock-up period that prevents them from selling the shares of common stock acquired in this transaction during the lock-up period.

    Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the Stockholders who are not participating in such transaction, accordingly, our Board is requesting the ratification of this transaction by the Stockholders other than Edgewater and T.I.M.E.

    THE BOARD HAS APPROVED THE RATIFICATION OF THE SEPTEMBER 2000 STOCK PURCHASE AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF SUCH STOCK PURCHASE. SUCH RATIFICATION REQUIRES THE AFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WHO ARE DISINTERESTED PARTIES TO THE TRANSACTION.

ITEM 7
RATIFICATION OF THE NOVEMBER 2000 CONVERTIBLE DEBT FINANCING

    In November 2000, our Chairman and principal stockholder, Carl Rose, provided a $1,000,000 line of credit to us in the form of a convertible note. We may draw upon the line of credit from time to time as needed. As of December 31, 2000, we had drawn $900,000 on the line of credit. The convertible note bears annual interest at the rate of 8%, is convertible at Mr. Rose's' option at $.50 per share and matures on December 31, 2001. Mr. Rose had the option to demand repayment of the convertible note within 30 days after the sale of assets we acquired from IPS Associates, Inc.; however, Mr. Rose made no such demand. In connection with the convertible note, Mr. Rose was issued five-year warrants to purchase an aggregate of 2,000,000 shares of our common stock at $.01 per share. In August 2001, Mr. Rose and the Company executed an amendment to this convertible debt financing. The amended convertible note now totals $900,000 and has an initial maturity date of December 1, 2002, is now convertible at Mr. Rose's option at $1.00 per share and, Mr. Rose has agreed to cancel the warrants issued in connection with the original convertible note. Furthermore, if the amended convertible note is not paid at the new maturity date, Mr. Rose, at his sole discretion can either convert the note at $0.50 per share, demand payment or further extend the maturity date until December 1, 2003. Finally, if the amended convertible note is not paid at the new extended maturity date, Mr. Rose, at his sole discretion can either convert the note at $0.25 per share, demand payment or further extend the maturity date until December 1, 2004. In exchange, the company has agreed to commence interest only payments to Mr. Rose based upon the principal and accrued interest as of September 1, 2001.

    Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the Stockholders who are not participating in such transaction, accordingly, our Board is requesting the ratification of this transaction by the Stockholders other than Mr. Rose.

    THE BOARD HAS APPROVED THE RATIFICATION OF THE NOVEMBER 2000 CONVERTIBLE DEBT OFFERING, AS AMENDED AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF SUCH CONVERTIBLE DEBT. SUCH RATIFICATION REQUIRES THE AFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WHO ARE DISINTERESTED PARTIES TO THE TRANSACTION.

ITEM 8
RATIFICATION OF THE DECEMBER 2000 CONVERTIBLE DEBT FINANCING

    In December 2000, we issued $1,500,000 in convertible notes to two of our stockholders, T.I.M.E. and Bahram Nour-Omid. The convertible notes are convertible at their option at $.50 per share. The convertible notes bear interest at 8% per annum and mature on December 31, 2001. T.I.M.E. and Mr. Nour-Omid had the option to demand repayment of the convertible notes within 30 days after the IPS sale. In connection with the Convertible Notes, T.I.M.E. and Mr. Nour-Omid were issued five-year warrants to purchase an aggregate 3,000,000 shares of our common stock at $.01 per share.

    Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the Stockholders who are not participating in such transaction, accordingly, our Board is requesting the ratification of this transaction by the Stockholders other than T.I.M.E. and Mr. Nour-Omid.

    THE BOARD HAS APPROVED THE RATIFICATION OF THE DECEMBER 2000 CONVERTIBLE DEBT FINANCING AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF SUCH CONVERTIBLE DEBT. SUCH RATIFICATION REQUIRES THE AFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK

PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WHO ARE DISINTERESTED PARTIES TO THE TRANSACTION.

ITEM 9
APPROVAL OF THE ISSUANCE OF CONVERTIBLE NOTES TO PURCHASE
SHARES OF OUR SERIES A CONVERTIBLE PREFERRED STOCK

    In June 2001, we executed letter agreements and secured promissory notes with DeJoria and T.I.M.E. with an initial funding of $800,000. As of October 10, 2001 the total funding under these letter agreements is $1,050,000. The letter agreements contemplate a full convertible debt financing for a minimum of $2,000,000 and a maximum of $3,000,000. The notes are for a term of one year and have a stated interest rate of 8%. The notes have an ultimate right to convert the outstanding balance, plus any accrued interest, into shares of cumulative 8% Series A Convertible Preferred Stock ("Series A Preferred Stock"). In the event of any liquidation or dissolution of the Company, the holders of the Series A Preferred Stock will be entitled to receive at their option, either (a) an amount equal to two and one-half (2 1/2) times the original purchase price along with all accrued but unpaid dividends or (b) a ratable share of the distribution of assets and property with the holders of the common stock, participating on an as converted basis. These shares of Series A Preferred Stock are further convertible, at the option of the holders, at any time, into shares of common stock at a conversion price equal to one share of common stock for each $0.25 of stated value. Holders of the Series A Preferred Stock have anti-dilution protection on a weighted average basis, and have been granted demand and piggy-back registration rights with respect to the common stock underlying the Series A Preferred Stock.

    Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the Stockholders who are not participating in such transaction, accordingly, our Board is requesting the ratification of this transaction by the Stockholders other than DeJoria, T.I.M.E. and any of our other Stockholders who choose to participate.

    THE BOARD HAS APPROVED THE SERIES A CONVERTIBLE PREFERRED STOCK FINANCING AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF SUCH SERIES A CONVERTIBLE PREFERRED STOCK FINANCING. SUCH APROVAL REQUIRES THE AFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WHO ARE DISINTERESTED PARTIES TO THE TRANSACTION.

ITEM 10
APPROVAL OF THE ISSUANCE OF CONVERTIBLE NOTES TO PURCHASE
SHARES OF OUR SERIES B CONVERTIBLE PREFERRED STOCK

    In August 2001, we reached an agreement with Edgewater and T.I.M.E. to exchange the principal and interest underlying the July 2000 Convertible Notes payable for Series B Preferred Stock with a stated value of approximately $5.5 million dollars. The Series B Convertible Preferred Stock has the following terms: a conversion rate equal to one share of common stock for each $.75 of stated value or a liquidation preference such that in the event of any liquidation, dissolution or winding up of the Company, the holders thereof shall be entitled to receive, at their option, either (a) in preference to the holders of the common stock an amount equal to two and one-half (2 1/2) times the stated value, or (b) a ratable share of the distribution of assets and property with the holders of the common stock, participating on an as converted basis. Holders of the Series B Preferred Stock have anti-dilution protection on a weighted average basis, and have been granted demand and piggy-back registration rights with respect to the common stock underlying the Series B Preferred Stock.

    Section 713 of the American Stock Exchange Company Guide requires that certain transactions be approved by the Stockholders who are not participating in such transaction, accordingly, our Board is requesting the ratification of this transaction by the Stockholders other than Edgewater and T.I.M.E.

    THE BOARD HAS APPROVED THE SERIES B CONVERTIBLE PREFERRED STOCK FINANCING AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF SUCH SERIES B CONVERTIBLE PREFERRED STOCK FINANCING. SUCH APPROVAL REQUIRES THE AFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WHO ARE DISINTERESTED PARTIES TO THE TRANSACTION.

ITEM 11
APPROVAL OF A BONUS PLAN FOR MANAGEMENT AND
EMPLOYEES OF THE COMPANY

    In August 2001, the Board voted to establish a bonus pool for the benefit of management and employees of the Company). A summary of the plan is set forth below, and the full text of the management bonus pool is attached hereto as Exhibit "C." The bonus pool shall be equal to 15% of the preference value of the Series A and Series B Preferred Stock (2 1/2 times the stated share value This bonus pool shall be reduced proportionately based upon the value received by the management and employee holders of the common stock returned by Messrs. Rose, Leaver and Knake pursuant to the Share Return Agreement dated August 29, 2001 (the "Share Return Stock") upon a liquidity event, such that the bonus pool shall be reduced to $0 upon receipt by such management and employee holders of the Share Return Stock of consideration equal to the lesser of (a) 20%, or (b) the percentage of ownership of the Company on a fully-diluted basis held by such management and employees on the date of the Liquidity Event (the "Applicable Percentage"), of the aggregate consideration received by all of the stockholders of the Company upon such liquidity event; provided, that after the issuance of the Series A Preferred Stock and Series B Preferred Stock such Applicable Percentage shall be reduced upon the issuance of any equity securities or securities convertible into equity securities of the Company, such that the Applicable Percentage shall be reduced to a percentage equal to the percentage ownership of a stockholder that held the Applicable Percentage of the equity of the Company on a fully-diluted basis prior to such issuance(s). Percentages of the bonus pool will be allocated from time to time to management and employees of the Company at the discretion of the Chief Executive Officer as approved by the Board of Directors. The bonus pool will be allocated in full upon a liquidity event. The bonus pool has not yet been allocated

    THE BOARD HAS APPROVED THE BONUS PLAN AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE BONUS PLAN. SUCH APPROVAL REQUIRES THE AFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

ITEM 12
APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILBLE FOR
ISSUANCE UNDER THE 1999 STOCK OPTION PLAN

    The 1999 Employee Stock Option Plan was adopted by the Board and approved by the majority stockholder in February 1999. The number of shares issuable pursuant to the plan was increased from 3,000,000 to 7,500,000 shares in May 2000. The plan allows stock option grants, performance stock awards, restricted stock awards, and stock appreciation rights ("SAR") as determined by our compensation committee. In            , the Board voted to increase the number of shares of common stock reserved for issuance under the plan from 7,500,000 shares of common stock to 17,742,000 shares of common stock. The purpose of the plan is to foster and promote the financial success of the company and increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the company. A summary of the plan is set forth below, and the full text of the plan is attached hereto as Exhibit "D."

    Eligibility.  The plan is open to key employees, including officers, directors and consultants of the company and its affiliates ("Eligible Persons").

    Transferability.  The grants are not transferable.

    Changes in the Company's Capital Structure.  The plan will not affect the right of the company to authorize adjustments, recapitalizations, reorganizations or other changes in the company's capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option. The Board may waive any limitations imposed under the plan so that all options are immediately exercisable. All outstanding options may be cancelled by the Board upon written notice to the Eligible Person and by granting a period in which the options may be exercised.

    Options and SARs.  The company may grant incentive or nonqualified stock options.

    Option Price.  Incentive options shall be not less than the greater of (i) 100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The compensation committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more stockholders shall be not less than 110% of fair market value.

    Duration.  No option or SAR may be exercisable after the period of 10 years. In the case of 10% or more stockholder no incentive option may be exercisable after the expiration of five years.

    Amount Exercisable—Incentive Options.  No option may be exercisable within six months from its date of grant unless a shorter time is designated by the Board. In the event an Eligible Person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non-qualified stock options.

    Exercise of Options.  Options may be exercised by written notice to the compensation committee with:

  •
  Cash, certified check, bank draft, or postal or express money order payable to the order of the company for an amount equal to the option price of the shares;

  •
  Stock at its fair market value on the date of exercise;

  •
  An election to make a cashless exercise through a registered broker-dealer (if approved in advance by the compensation committee).

  •
  Any other form of payment, which is acceptable to the compensation committee, including with limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

    SARS.  SARs may, at the discretion of the compensation committee, be included in each option granted under the plan to permit the Eligible Person to surrender that option, or a portion of the part which is then exercisable, and receive in exchange an amount equal to the excess of the fair market value, in cash, or partly in cash and partly in shares of stock, as the compensation committee determines. SARs may be exercised only when the fair market value of the stock covered by the option surrendered exceeds the exercise price of the stock. In the event of the surrender of an option, or a portion of it, to exercise the SARs, the shares represented by the option or that part of it which is surrendered, shall not be available for re-issuance under the plan. Each SAR issued in tandem with an option (a) will expire no later than the expiration of the underlying option, (b) may be for no more than 100% of the difference between the exercise price of the underlying option and the fair market value of a share of stock at the time the SAR is exercised, (c) is transferable only when the underlying option is transferable, and under the same conditions, and (d) may be exercised only when the underlying option is eligible to be exercised.

    Termination of Options or SARS.  Unless expressly provided in the option or SAR agreement, options or SARs shall terminate one day less than three months after an employees severance of employee with the company other than death, disability or retirement.

    Death.  Unless the option or SAR expires sooner, the option or SAR will expire one year after the death of the Eligible Person.

    Disability.  Unless the option or SAR expires sooner, the option or SAR will expire one day less than one year after the disability of the Eligible Person.

    Retirement.  Unless it is expressly provided otherwise in the option agreement, before the expiration of an incentive option, the employee shall be retired in good standing from the employ of the company under the then established rules of the company, the incentive option shall terminate on the earlier of the options expiration date or one day less than one year after his retirement; provided, if an incentive option is not exercised within specified time limits prescribed by the Internal Revenue Code, it will become a nonqualified option by operation of law. Unless it is expressly provided otherwise in the option agreement, if before the expiration of a nonqualified option, the employee shall be retired in good standing from the employ of the company under the then established rules of the company, the non-qualified option shall terminate on the earlier of the nonqualified option's expiration date or one day less than one year after his retirement. In the event of retirement, the employee shall have the right prior to the termination of the non-qualified option to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the option agreement. Upon retirement, a SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

    Reload Options.  The Board or compensation committee shall have the authority (but not an obligation) to include as part of any option agreement a provision entitling the Eligible Person to further option (a "Reload Option") in the event the Eligible Person exercises the option in accordance with the plan and the terms and conditions of the option agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part, or all, of the exercise price of such option, (b) shall have an expiration date which gave rise to such Reload Option, and (c) shall have an exercise price which is equal to one hundred percent (100%) of the fair exercise of the original option. Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

    Restricted Stock Awards.  The compensation committee may issue shares of stock to an Eligible Person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the Eligible Person or for a payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The compensation committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in restricted stock agreement.

    Award of Performance Stock  The compensation committee may award shares of stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the compensation committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific performance stock award shall be made by the compensation committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations).

    Amendment or Termination of the Plan.  The Board may amend, terminate or suspend the plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the plan, (b) materially modify the requirements as to eligibility for the participation in the plan, or (c) otherwise materially increase the benefits accruing to participants under the plan, shall be made without the approval of the company's stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be used under incentive options, or (c) decreases the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time-to-time to enable any incentive option granted under this plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

    Federal Income Tax Consequences.  Under present federal income tax laws, awards under the plan will have the following consequences:

  •
  The grant of an award will not, by itself, result in the recognition of taxable income to the participant nor entitle the company to a deduction at the time of such grant.

  •
  The exercise of a stock option which is an incentive option within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the company to a deduction at the time of such exercise. However, a participant must generally include in alternative minimum taxable income the amount by which the fair market value on the date of exercise exceeds the exercise price. The basis of the stock for alternative minimum tax purposes is adjusted to reflect the gain realized so that the participant will receive a corresponding deduction for alternative minimum tax purposes in the year the stock is sold. No alternative minimum tax consequences result for the company.

  •
  If the shares acquired upon exercise of an incentive option are not held for at least one year after transfer of such shares to the participant or two years after the grant of the incentive option, whichever is later (disqualifying disposition), the participant will recognize ordinary income upon the disposition of the shares in an amount equal to excess of fair market value on the date of exercise over the exercise price. However, the amount reportable as compensation is limited to the actual gain realized on the sale in cases where the sales prices is less than the fair market value of the stock on the date of exercise. In addition, where a loss is realized on the sale, no income is reported as compensation. Where the sales price is in excess of the exercise price, the participant will also recognize capital gain or loss in an amount equal to the difference between the sales price and the basis in the stock increased by any income reported as compensation. In cases where the exercise price is in excess of the sales price, the participant will recognize capital loss in an amount equal to the difference between the sales price and the exercise price. Capital gains or losses will be characterized as short-term if the shares were not held for more than one year after the exercise date of the incentive option and as long-term if the shares were held for more than one year after the exercise date of the incentive option.

  •
  Where a disqualifying disposition occurs and the participant recognizes income, the company will generally be entitled to a corresponding deduction. The company will not be entitled to a corresponding deduction for any capital gain or loss recognized by the participant.

  •
  If the shares acquired upon exercise of an incentive option are held by the participant for one year after the incentive option is exercised and two years after the incentive option was granted, the participant will recognize a capital gain or loss upon disposition of the shares in an amount equal to the difference between the sale price and the exercise price; such capital gain or loss will be characterized as short-term if the shares were not held for more than one year after the exercise of the incentive option and long-term if the shares were held for more than one year after the exercise of the incentive option. The company will not be entitled to a corresponding deduction for such capital gain or loss.

  •
  The exercise of a non-qualified stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the option shares acquired pursuant to the stock option.

  •
  The company will be allowed a deduction at the time, and in the amount of any ordinary income recognized by the participant upon the exercise of a non-qualified stock option, provided the company meets its federal withholding tax obligations.

    Upon sale of the shares acquired upon exercise of a non-qualified stock option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such capital gain or loss will be short-term if the shares were not held by the participant for more than one year after the exercise of the non-qualified stock option and long-term if the participant held the shares for more than one year following exercise of the non-qualified stock option.

    We do not currently have any plans, arrangements, negotiations, or understandings with regard to the issuance of stock options, performance stock awards, restricted stock awards or SARs.

    THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE 1999 STOCK OPTION PLAN FOR EMPLOYEES AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF SUCH AMENDMENT. SUCH ADOPTION REQUIRES THE AFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

EXECUTIVE OFFICERS

    Our executive officers are as follows:

Name	Age	Capacity
Richard Carter	32	Chief Executive Officer
Peter Davis	42	Executive Vice President of eSolutions
Rob Cohan	31	Executive Vice President, Enterprise Solutions Development
Mark Slosberg	44	Vice President of eBusiness Solutions
Peter Covert	46	Principal Financial and Accounting Officer
Sam DiPaola	34	Vice President of Finance

    Mr. Carter's biography appears in Item 1.

    Peter Davis  has served as our Executive Vice President of Strategy and Creative since March 2000. In April 1997, Mr. Davis co-founded the Growth Strategy Group, Inc., a marketing and communications consulting firm, which we acquired in March 2000. Mr. Davis was Director of Marketing and Corporate Communications for AJ Contracting from January 1996 until March 1997. Prior thereto, Mr. Davis was the owner and sole proprietor of Davis Media, Inc.

    Rob Cohan  has served as our Executive Vice President of Enterprise Solutions since May 2001. From May 1999 to May 2001 Mr. Cohan was EpicEdge's Vice President of Public Sector. From 1996 to 1999, Mr. Cohan was a founding partner of Dynamic Professional Services, an ERP implementation and public sector consulting company, which EpicEdge acquired in May 1999.

    Mark Slosberg  has served as the Vice President of eBusiness at EpicEdge since November 1999. From 1987 to 1999, Mr. Slosberg was the founder and president of NET Information Systems, an ebusiness development and consulting firm. EpicEdge acquired NET Information Systems in November 1999.

    Peter Covert  has served as the Principal Financial and Accounting Officer for EpicEdge since December 2000. From 1998 to 2000, Peter held the position of CFO at, publicly traded, Moore-Handley where he was a member of the senior management committee and responsible for all financial aspects of the company. From 1990 to 1998, he served as CFO and Group Controller at Industrial Distribution Group. He is a Certified Public Accountant.

    Sam DiPaola  has served as the Vice President of Finance for EpicEdge since March 2000 yet has worked with the Company since 1998, while Managing Director at Stanford Keene. From 1998 to 2000, he was a Managing Director at Stanford Keene, where he developed and closed M&A and financing transactions within the technology markets. From 1993 to 1998 he held several positions at Acterna, including sales, consulting and business development.

    All officers serve at the discretion of the Board of Directors. There is no family relationship between or among any executive officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table and notes thereto set forth certain information regarding beneficial ownership of our common stock as of October 5, 2001 by (i) each person known by us to beneficially own more than five percent of our common stock, (ii) each of our directors, (iii) each named executive officer and (iv) all directors and officers of the Company as a group.

Name	Address	% of Voting Power	Common Stock
Carl R. Rose	3200 Wilcrest # 370 Houston, TX 77042	14	185,050	(1)
Fleck T.I.M.E Fund	289 Greenwich Ave Greenwich, CT 06830	25.7	7,350,000	(2)
Edgewater Private Equity Fund III, LP	900 North Michigan Ave, 14th Floor Chicago, IL 60611	11.2	3,200,000	(3)
Bahram Nour-Omid	289 Greenwich Ave Greenwich, CT 06830	7	2,143,750	(4)
Mark McManigal	1900 Main St., Ste. 175 Irvine, CA 92614	—	-0-	(3)
Uri Landesman	289 Greenwich Ave. Greenwich, CT 06830	—	-0-
Mark Slosberg	5601 6th Ave South #600 Seattle, WA 98108	1.0	383,611	(5)
Sam DiPaola	400 E. Pratt St., 8th Floor Baltimore, MD 21202	0.7	208,704	(6)
Peter Davis	315 Hudson St, 9th Floor New York, NY 10013	0.5	168,219	(7)
Richard Carter	5508 Hwy 290, West 3rd Floor Austin, TX 78735	0.4	157,111	(8)
Rob Cohan	5508 Hwy 290, West 3rd Floor Austin, TX 78735	0.2	74,546	(9)
Bruce Quackenbush	289 Greenwich Ave Greenwich, CT 06830	—	-0-
Peter Covert	5508 Hwy 290, West 3rd Floor Austin, TX 78735	0.1	35,000	(10)
Panna Sharma	1920 Ardmore Road Atlanta, GA 30309	—	-0-
Eric Loeffel	6801 Capital of Texas Highway Bldg 2, Suite 200 Austin, TX 78731	—	-0-
Officers and Directors as a Group (12)		28.3	8,412,241	(11)

(1)
Carl Rose—Includes a Convertible notes convertible into 500,000 and 400,000 shares convertible anytime, all due 12/1/02, unless extended by Mr. Rose. Does not include 9,063,000 shares of Company common stock which Mr. Rose agreed to return to the Company but which has not yet been processed.

(2)
Fleck (which includes Fleck Family Partnership and Fleck T.I.M.E Overseas Fund—Includes a warrant to purchase 2,000,000 shares at $.01 exercisable at anytime; a convertible note convertible into 2,000,000 shares convertible anytime, due 12/1/01.

(3)
Mr. McManigal has voting control over these shares.

(4)
Bahram Nour-Omid—Includes a warrant to purchase 1,000,000 shares at $.01 exercisable at anytime; convertible notes convertible into 1,000,000 shares convertible anytime, due 12/1/01.

(5)
Mark Slosberg—Includes 15,000 options at 7.563 share; 14,111 options at 1.063 share; 4,500 options at 1.063 share. 350,000 shares under the name Net Information Systems.

(6)
Sam DiPaola—Includes 60,000 options at 1.063; 150,000 options at 13.375; 4,704 options at 1.063.

(7)
Peter Davis—Includes 13,053 options at 1.063 share and 16,666 options at 1.063 share.

(8)
Richard Carter—Includes 5,000 options at 13.938 share; 14,111 options at 1.063 share; 7,000 options  at 1.063 share.

(9)
Rob Cohan—Includes 6,666 options at 3.25 share and 5,000 options at 1.063 share.

(10)
Peter Covert—Includes 25,000 options at 0.675.

(11)
Includes 900,000 shares of Company common stock underlying convertible debt and 210,811 shares of Company common stock.

EXECUTIVE COMPENSATION

    The following table sets forth certain information regarding compensation paid by the parent company to its chief executive officer and other executive officers who received total annual salary and bonus that exceeded $100,000 during 2000.

ANNUAL COMPENSATION

				AWARDS			PAYOUTS
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OTHER ANNUAL COMPEN- SATION ($)	RESTRICTED STOCK AWARD(S) ($)	SECURITIES UNDERLYING OPTIONS/SARS (#)	LTIP PAYOUTS ($)	ALL OTHER COMPEN- SATION ($)
Charles H. Leaver (1) Former CEO	2000 1999 1998	272,500 238,333 —	165,000 50,000 —	—	12,770	— 260,000 —	— — —	— — —
Jeff Sexton (2) Interim CEO	2000 1999 1998	236,667 155,786 269,880	100,000 40,000 —	— —	— — —	150,000 450,000 —	— — —	— — —
Richard Carter (3) CEO	2000 1999	118,360 87,803	30,000 600	—	—	95,111 15,000	— —	— —
Thomas Scheifler(4)	2000 1999 1998	131,193 167,697 203,987	70,000 40,000 —	—	— —	96,818 50,000 —	— — —	— — —
Peter Davis (5)	2000	117,500	20,000			63,053	—	—
Rob Cohan(6)	2000 1999	127,996 71,019	45,625 15,600	—	—	45,000 20,000	— —	— —
Mark Slosberg(7)	2000 1999	150,000 5,000	—	—	—	27,611 45,000	— —	— —

(1)
Chuck Leaver was CEO from 2/17/00-9/29/00. He resigned from the Company on 9/29/00.

(2)
Jeff Sexton was Interim CEO from 9/29/00—2/9/01. He resigned from the Company on 2/9/01. In 1998, salary from COAD. In 1999, $135,785.98 salary and $40,000 bonus is from COAD, $20,000 salary is from DASI.

(3)
Richard Carter is currently CEO and accepted that position on 4/24/01. In 1999, $67,222.50 salary and $600 bonus is from COAD dated 3/99—10/99 and $20,580 salary from DASI.

(4)
Tom Scheifler—In 1998, salary is from COAD. In 1999, $152,697.26 salary and $40,000 bonus is from COAD, $15,000 salary is from DASI. Mr. Scheifler resigned from the Company in September 2001.

(5)
Peter Davis became an EpicEdge employee on 3/1/00.

(6)
Rob Cohan—In 1999, $56,018.75 salary and $15,600 bonus is from COAD dated 3/99—10/99, $15,000 salary is from DASI.

(7)
Mark Slosberg became an EpicEdge employee 12/01/99.

Material Employment Agreements

    In June of 1999, we entered into an employment agreement with Mr. Carter for the position of vice president. Mr. Carter is currently the CEO; however, no new employment agreement has been executed reflecting his new role and responsibilities. The initial term of the existing agreement is one year, and shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal.

    Pursuant to the terms of the original agreement, Mr. Carter was entitled to be paid at a level of his billable rate minus $15.00 for each hour of billed time payable on a twice monthly basis. In 1999, Mr. Carter was appointed the Director of ERP and, effective January 1, 2000, his compensation was fixed at an annual rate of $120,000. All bonuses and annualized stock options are to be reviewed semi-annually. Mr. Carter is entitled to the following perquisites: (1) participation in our employee benefit plans, (2) reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Mr. Carter in the performance of his duties, and (3) other executive perquisites as determined by the Board. The Employee's duties shall be carried out in Austin, Texas, except for traveling which may be involved in the ordinary course of Employee's duties. The employee may be asked to relocate at the expense of the Company.

    The agreement may be terminated by any of the following methods:

      (a) Death. The death of employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate. In the event of Employee's death, Employee's estate shall be entitled to all base salary, bonus, stock options or other incentives earned through date of death.

      (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from full-time duties hereunder for two (2) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such two (2) month period, but which shall not be effective earlier than the last day of such two (2) month period), we may terminate Employee's employment hereunder provided Employee is unable to resume full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if Employee's health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished us with a written statement from a qualified doctor to such effect and provided, further, that, at our request made within thirty (30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by us who is reasonable acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated as a result of Employee's disability, Employee shall receive from us sixty percent (60%) of the Base Salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is less, payable at regular pay intervals. We may satisfy this obligation through provision of a disability policy covering Employee that meets the terms of this Section, with the premiums for such policy being paid by Company.

      (c) Good Cause. We may terminate the Agreement ten (10) days after written notice to Employee for good cause, which shall mean: (1) Employee's gross negligence in the performance or intentional non-performance (either of which continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (2) Employee's willful, material and irreparable breach of this Agreement,

  (3) Employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of us which materially and adversely affects the operations or reputation of the Company; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by employee. In the event of a termination for good cause, Employee shall have no right to any severance compensation.

      (d) Without Cause. At any time after the commencement of employment, the Company or Employee may, without cause, terminate the Agreement and Employee's employment, effective thirty (30) days after written notice is provided to us or to the Employee as the case may be. Should Employee be terminated by us without cause during the Term, Employee shall receive from us, at his option, either six (6) months Base salary (at the rate then in effect) payable in a lump-sum payment due on the effective date of termination or twelve (12) months Base Salary payable from time to time at regular intervals. Further, any termination without cause by us shall operate to invalidate the terms of Section 3. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this Section 5(d), Employee shall receive no severance compensation and the terms of Section 3 shall be fully enforceable.

    If termination of Employee's employment arises out of our failure to pay Employee on a timely basis the amounts to which Employee is entitled under this Agreement or as a result of any other breach of this Agreement by us, we shall pay all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of Section 3 shall apply in the event this Agreement is terminated as a result of a breach by the Company.

    The agreement provides that during his term and for a one-year period thereafter, Mr. Carter shall not compete with the Company.

    In April of 1999, we entered into an employment agreement with Mr. Scheifler for the position of executive vice president. The terms of Mr. Scheifler's employment agreement are substantially similar to Mr. Carter's employment agreement except: (1) base salary is $120,000 per year, (2) The Board of Directors will review Employee's performance and make increases to base salary and bonuses up to $80,000.00 per year based upon performance, (3) There is no clause stating all bonuses and annualized stock options to be reviewed semi-annually, (4) The term of this agreement shall continue until December 31, 2004 and shall continue on a year-to-year basis on the same terms and conditions contained herein, (5) Employee's duties shall be carried out in St. Louis, Missouri, and (6) If Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of section 5(c).

    In February of 2000, we entered into an employment agreement with Mr. Davis for the position of executive vice president. The terms of Mr. Davis' employment agreement are substantially similar to Messrs. Carter and Scheifler's employment agreements except: (1) salary is $11,250 per month (or $135,000 annually), (2) bonus compensation in addition to the Base compensation will be entitled to performance bonus of up to $67,500 per year; subsequent bonuses will be determined by the board of directors, (3) the term of this agreement shall continue until February 28, 2003, unless sooner terminated as provided in accordance with the provisions of Section 5. The agreement is substantially different in Section 5, Termination and states:

      (a) Disability. We shall have the right to terminate the employment of the Executive under this Agreement for disability in the event Executive suffers an injury, illness or incapacity of such character as to substantially disable him from performing his duties without reasonable accommodation by us hereunder for a period of more than (60) consecutive days provided that during such 60 day period we shall give at least ten (10) days written notice of termination;

  provided further, however that if Executive is eligible to receive disability payments pursuant to a disability policy paid for all periods as to which he is receiving full payment under this agreement.

      (b) Death. This agreement shall terminate upon death of Executive.

      (c) With Cause. We may terminate this agreement at any time because of:

        i. Executive's material breach of any term of this agreement, which is not cured after ten (10) days written notice from the Board of Directors.

        ii. The willful engaging by the Executive in misconduct which is materially injurious to us, monetarily or otherwise; provided, in each case, however, that we shall not terminate this Agreement pursuant to this Section 5(c) unless the Company shall first have delivered to the Executive, a notice which specifically identifies such breach or misconduct and the Executive shall not have cured the same within fifteen (15) days after receipt of such notice,

        iii. Executive's gross negligence in the performance of his duties, or

        iv. Commission by the Executive of a felony or an act of fraud against the Company.

    In the event Executive's employment with us is terminated pursuant to items 5(a), (b) or (c), Executive or his beneficiary shall be entitled to receive all base compensation earned by Executive up to the date of termination, all unreimbursed expenses, and any bonus earned in respect of a prior year and not yet paid. For a termination by us without good cause, Executive shall be entitled to receive the greater of (i) the remaining base salary at the then base salary rate for the remainder of the Employment Term or (ii) the base salary rate for the period of six months, and all unreimbursed expenses, any bonus earned in respect to a prior year and not yet paid, and the pro-rata portion of any bonus for the current year.

    In June of 1999, we entered into an employment agreement with Mr. Cohan for the position of vice president. The terms of Mr. Cohan's employment agreement are substantially similar to Messrs. Carter and Scheifler's employment agreement except: (1) base salary is $120,000 per year, (2) The Board of Directors will review Employee's performance and make increases to base salary and bonuses up to $60,000.00 per year based upon attainment of MBO objectives, and (3) There is no clause stating all bonuses and annualized stock options to be reviewed semi-annually.

    In November of 1999, we entered into an employment agreement with Mr. Slosberg for the position of vice president. The terms of Mr. Slosberg's employment agreement are substantially similar to Messrs. Carter, Scheifler and Cohan's employment agreement except: (1) base salary is $120,000 per year, The Board of Directors will review Employee's performance and make increases to base salary and bonuses up to $60,000.00 per year based upon attainment of MBO objectives, and (3) there is no clause stating all bonuses and annualized stock options to be reviewed semi-annually, (4) The term of this agreement shall continue until November 30, 2002, and (5) Employee's duties shall be carried out in Seattle, Washington.

Stock Options

    Our 2000 Stock Option Plan for Employees provides for the issuance of an aggregate 7,500,000 shares of our common stock upon exercise of options granted under the plan. As of December 31, 2000, options to purchase an aggregate 6,657,441 shares of our common stock were outstanding under the plan.

2000 Stock Option Grants

Name	Number of Securities Underlying Options/SARs Granted	Percent of Total Options SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Charles H Leaver(1) Former CEO	—	—	—	—
Jeffrey S Sexton(2) Former Interim CEO	—	—	—	—
Richard Carter(3) CEO	60,000 14,111 21,000	2.1%	16.50 1.063 1.063	8/17/2010 10/20/2010 10/20/2010
Thomas Scheifler	50,000 11,818 35,000	2.1%	16.50 1.063 1.063	8/17/2010 10/20/2010 10/20/2010
Peter Davis	13,053 50,000	1.4%	1.063 1.063	10/20/2010 10/20/2010
Rob Cohan	30,000 15,000	Less than 1%	16.50 1.063	8/17/2010 10/20/2010
Mark Slosberg	14,111 13,500	Less than 1%	1.063 1.063	10/20/2010 10/20/2010

(1)
Chuck Leaver was CEO from 2/17/00-9/29/00.

(2)
Jeff Sexton was Interim CEO from 9/29/00 - 2/9/01.

(3)
Richard Carter is currently CEO and accepted that position on 4/24/01.

Aggregated Option Exercises in 2000
and Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End ($)
					Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Charles H. Leaver(1) Former CEO		—	—	—	—	—
Jeffrey S. Sexton(2) Former Interim CEO	—	—	—	—	—	—
Richard Carter(3) CEO	—	—	6,454	88,657	—	—
Thomas Scheifler	—	—	6,856	89,962	—	—
Peter Davis	—	—	8,517	54,536	—	—
Rob Cohan	—	—	1,250	43,750	—	—
Mark Slosberg	—	—	5,829	21,782	—	—
Paul Ruiz			43,223	973,945	0	$100,000

(1)
Chuck Leaver was CEO from 2/17/00-9/29/00.

(2)
Jeff Sexton was Interim CEO from 9/29/00 - 2/9/01.

(3)
Richard Carter is currently CEO and accepted that position on 4/24/01.

As of 12/31/00 the stock closed at $0.375

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In February 2000, we sold 2,260,000 unregistered shares of our common stock to a group of private equity investors including Edgewater Private Equity Fund III, LP; Aspen Finance Investors I, LP; Fleck T.I.M.E. Fund, LP; Fleck Family Partnership, LP; LGH Partners, LP; Wain Investors; Gerald C. Allen and John Paul DeJoria for $11.3 million ($5.00 per share). The following transactions are deemed to be related transactions as a result of the relationship established with this February 2000 equity transaction.

    In July 2000, we completed a $5.0 million convertible debt offering with Edgewater Private Equity Fund III, LP and Fleck T.I.M.E. Fund. The convertible debt bears annual interest of 9.5%. Principal and interest was due at maturity on December 30, 2000. The Company has reached an agreement on the extension of the maturity date of this convertible debt to August 1, 2002. The conversion terms are to be renegotiated by August 15, 2001, otherwise a penalty of $500,000 will be assessed and payable in February 2002. These terms were renegotiated and any potential penalty was waived as a condition of that renegotiation (see ITEM 10). The principal and accrued and unpaid interest is convertible at the option of the holder into common stock of the Company at a 25% discount from the per share price of a Qualified Financing consummated prior to the maturity date. A Qualified Financing is defined as an equity financing in which we raise at least $7.0 million. If a Qualified Financing is not consummated prior to the maturity date, then the principal and accrued and unpaid interest is convertible at the option of the holder into common stock of the Company at a conversion price of $5.00 per share. We recorded a non-cash charge of approximately $5.0 million as incremental interest expense related to the beneficial conversion feature in accordance with EITF Issue No.98-5, Accounting for Convertible

Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios," based on the quoted market of our common stock of $19.50 per share price on the date of issuance.

    In September 2000, we sold 2,000,000 shares of unregistered common stock to Edgewater Private Equity Fund III LP and Fleck T.I.M.E. Fund for $2 million. The stock purchase agreement provides for two additional board members to be appointed by the investors. Such appointments were made in September and October 2000. The purchase agreement also requires us to immediately register the shares of common stock that were issued. The investors have agreed to a six-month lock-up period that prevents them from selling the shares of common stock acquired in this transaction during the lock-up period.

    In September 2000, we loaned Jeff Sexton, our then interim Chief Executive Officer, $60,000 with a term of nine (9) months at a interest rate equal to 100% of the short term Applicable Federal Rate. This loan has subsequently been paid back to us in accordance with the terms of the agreement.

    In November 2000, our Chairman and principal stockholder, Carl Rose, provided a $1,000,000 line of credit to us in the form of a convertible note (the "Convertible Note"). We may draw upon the line of credit from time to time as needed. As of December 31, 2000, we had drawn $900,000 on the line of credit. The Convertible Note bears annual interest at the rate of 8%, is convertible at the lenders' option at $.50 per share and matures on December 31, 2001. The lender had the option to demand repayment of the Convertible Note within 30 days after the IPS sale; however, the lender made no such demand. In connection with the convertible note, the lender was issued five-year warrants to purchase an aggregate of 2,000,000 shares of our common stock at $.01 per share. We recorded debt discount of $900,000 in connection with the issuance of the warrants, which resulted in a net carrying value of zero for the Convertible Note. This discount will be amortized into interest expense over the life of the Convertible Note. In August 2001, Mr. Rose and the Company executed an amendment to this convertible debt financing. The amended convertible note now totals $900,000 and has an initial maturity date of December 1, 2002, is now convertible at Mr. Rose's option at $1.00 per share and, Mr. Rose has agreed to cancel the warrants issued in connection with the original convertible note. Furthermore, if the amended convertible note is not paid at the new maturity date, Mr. Rose, at his sole discretion can either convert the note at $0.50 per share, demand payment or further extend the maturity date until December 1, 2003. Finally, if the amended convertible note is not paid at the new extended maturity date, Mr. Rose, at his sole discretion can either convert the note at $0.25 per share, demand payment or further extend the maturity date until December 1, 2004. In exchange, the company has agreed to commence interest only payments to Mr. Rose based upon the principal and accrued interest as of September 1, 2001.In December 2000, we issued $1,500,000 in convertible notes to two of our stockholders (the "Convertible Notes"), Fleck T.I.M.E. Fund, and Bahram Nour-Omid. The Convertible Notes are convertible at the lenders' option at $.50 per share. The Convertible Notes bear interest at 8% per annum and mature on December 31, 2001. The lenders had the option to demand repayment of the Convertible Notes within 30 days after the IPS sale. In connection with the Convertible Notes, the lenders were issued five-year warrants to purchase an aggregate 3,000,000 shares of our common stock at $.01 per share. We recorded debt discount of $1,500,000 in connection with the issuance of the warrants, which resulted in a net carrying value of zero for the Convertible Notes. This discount will be amortized into interest expense over the life of the Convertible Notes.

    On June 21, 2001 we executed a Promissory Note ("Note") with Fleck T.I.M.E. Fund and John Paul DeJoria with an initial funding of $800,000. This Note, once fully funded, will be for no less than $2,000,000. This Note is for a term of one (1) year and has a stated interest rate of 8%. This Note has an ultimate right to convert the outstanding balance, plus any accrued interest thereon, into shares of Cumulative 8% Series A Convertible Preferred Stock ("Preferred Stock") at a conversion price equal to $0.25 per share ("Original Purchase Price"). In the event of any liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to receive an amount equal to two and one-half (2 1/2) times the original Preferred Stock purchase price along with all accrued but unpaid dividends. These shares of Preferred Stock are further convertible, at the option of the holder thereof, at any time, into shares of Common Stock ("Common Conversion"). The original Common Conversion price will be the Original Purchase Price of the Preferred Stock.

    In August 2001, Mr. Rose agreed to return to the Company 9,063,000 shares of company common stock.

COST OF SOLICITATION

    We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or other means of communication. Our directors, officers and employees will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

STOCKHOLDER PROPOSALS FOR THE NEXT MEETING

    Under Rule 14a-8 of the Exchange Act, proposals that stockholders intend to have included in the company's proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders must be received by the company no later than            , 2002. However, if the date of the 2001 Annual Meeting of Stockholders changes by more than 30 days from the date of the 2000 Annual Meeting of Stockholders, the deadline is a reasonable time before the company begins to print and mail its proxy materials, which deadline will be set forth in a quarterly report on Form 10-Q or will otherwise be communicated to stockholders. Stockholder proposals must also be otherwise eligible for inclusion.

    Moreover, with respect to any proposal by a stockholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2001 Annual Meeting of Stockholders, such stockholder must provide written notice of such proposal to the Secretary of the company at the principal executive offices of the company by      , 2002. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given to the company, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at the 2001 Annual Meeting of Stockholders, even if the stockholders have not been advised of the proposal. In addition, stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of the company's bylaws.

    The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

    Whether or not you plan to attend the Meeting, please vote by telephone or Internet or mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. The toll-free number to vote by telephone is at no cost to you. No postage is required for mailing in the United States.

                      By order of the Board of Directors,

                      Carl R. Rose
                      Chairman

Exhibit "A"

Audit Committee Charter

PURPOSE

    The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

    In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

    The Committee shall review the adequacy of this Charter on annual basis.

MEMBERSHIP

    The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the American Stock Exchange.

    Accordingly, all of the members will be directors:

  1.
  Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

  2.
  Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

    The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, if any, as well as the outside auditors, have more time, knowledge and more detailed information on the Company that do Committee members; consequently, in carrying it its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

    The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  •
  As a whole, or through a Committee representative, the Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-KSB and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No.61.

  •
  As a whole, or through a Committee representative, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No.61; this review will occur prior to the Company's filing of the Form 10-QSB.

  •
  The Committee shall discuss with management and the outside auditors at regularly held Audit Committee meetings, or at such other time as deemed appropriate, the quality and adequacy of the Company's internal controls.

  •
  The Committee shall request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1; discuss with the outside auditors any such disclosured relationships and their impact on the outside auditor's independence; and recommended that the Board take appropriate action to oversee the independence of the outside auditor.

  •
  The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority to select, evaluate and, where appropriate, replace the outside auditor.

A–2

Exhibit "B"

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
EPICEDGE, INC.

    Pursuant to the provisions of Article 4.04 of the Texas Business Corporations Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE

    The name of the corporation is EpicEdge, Inc.

ARTICLE TWO

    The following amendments and additions were adopted by the shareholders of the corporation on May 25, 2000.

    The amendment alters in full Article IV of the original Articles of Incorporation to read as follows:

ARTICLE IV.

  The total number of shares of stock which the Corporation shall have authority to issue is 75,000,000 consisting of 70,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), and 5,000,000 shares of preferred stock par value $.01 per share (the "Preferred Stock").

  Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be determined by the Board of directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, and shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

ARTICLE THREE

    Each statement made by these Amended Articles of Incorporation has been effected in conformity with the provisions of the Texas Business Corporations Act. These Articles of Amendment to the Articles of Incorporation were adopted by the Shareholders of the corporation on May 25, 2000.

ARTICLE FOUR

    The number of shares of the Company outstanding at the time of the adoption was      and the number of shares entitled to vote on the amendment was             .

ARTICLE FIVE

    The holders of            shares outstanding entitled to vote on the amendment voted for its approval.

EPICEDGE, INC.
By:
Name:	Richard Carter
Title:	Chief Executive Officer
STATE OF TEXAS	/ /
COUNTY OF HARRIS	/ /

    Before me, a notary public, on this day personally appeared, Richard Carter, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

    Given under my hand and seal this            day of            , 2001.

Notary Public, State of Texas My commission expires:
, 2001

B–2

Exhibit "C"

EPICEDGE, INC.
EXECUTIVE BONUS PLAN

    THIS EXECUTIVE BONUS PLAN (the "Plan") is entered into by EpicEdge, Inc. (the "Company"), a Texas corporation, for the purpose of providing incentive bonuses to certain designated executives in order to encourage and reward their efforts toward the growth and economic success of the Company. The terms of the Plan are as follows, effective      , 2001:

    1.  Participants. The Participants in this Plan shall be those key executive employees of the Company or any subsidiary of the Company who have been designated as participants by the Chief Executive Officer of the Company as approved by Board of Directors of the Company.

    2.  Calculation of Bonus Pool. A bonus pool shall be established for the benefit of management and employees of the Company payable upon a liquidity event (as hereinafter defined) equal to fifteen percent (15%) of the preference value of the Company's Series A and Series B Preferred Stock (2 1/2 times the stated share value). This bonus pool shall be reduced proportionately based upon the value received by the management and employee holders of the common stock returned by Messrs. Rose, Leaver, and Knake pursuant to that certain Share Return Agreement dated August  , 2001 (the "Share Return Stock") upon such Liquidity Event, such that the bonus pool shall be reduced to $0 upon receipt by such management and employee holders of the Share Return Stock of consideration equal to the lesser of (a) 20%, or (b) the percentage of ownership of the Company on a fully-diluted basis held by such management and employees on the date of the Liquidity Event (the "Applicable Percentage"), of the aggregate consideration received by all of the stockholders of the Company upon such Liquidity Event; provided that after the issuance of the Series A Preferred Stock and the Series B Preferred Stock pursuant to the Note and Purchase Agreement dated the      day of      2001, such Applicable Percentage shall be reduced upon the issuance of any equity securities or securities convertible into equity securities of the Company, such that the Applicable Percentage shall be reduced to a percentage equal to the percentage ownership of a stockholder that held the Applicable Percentage of the equity of the Company on a fully-diluted basis prior to such issuance(s). This bonus pool shall be allocated in full upon a Liquidity Event.

    A Liquidity Event shall mean (a) a sale or transfer of more than fifty (50%) of the assets of the Company in any transaction or series of related transactions (other than sales in the ordinary course of business), (b) any merger, consolidation or reorganization to which the Company is a party, except for a merger, consolidation or reorganization in which the Company is the surviving company and, after giving effect to such merger, consolidation or reorganization, the holders of the Company's outstanding capital stock (on a fully diluted basis) immediately prior to the merger, consolidation, or reorganization will own, immediately following the merger, consolidation or reorganization, capital stock holding a majority of the voting power of the Company, (c) any sale or series of sales of the Company's capital stock by the holders thereof which results any person or entity or group of affiliated persons or entities (other than owners of the Company's capital stock as of the date of such sale) owning capital stock holding a majority of the voting power of the Company, or (d)any liquidation, dissolution or winding up of the Company.

    The Bonus may not be assigned, transferred, mortgaged or hypothecated prior to actual receipt, except for any assignment to secure a debt to the Company itself, and any such attempt will be null and void.

    4.  Administration. This Plan shall be administered by the Company's Chief Executive Officer. The Chief Executive Officer, as approved by the Board of Directors, shall have the authority to interpret the provisions of this Plan, direct the calculation and payment of Bonuses in accordance with the terms hereof, and make final decisions with respect to the entitlement of any Participant to a Bonus. Notwithstanding the foregoing, the Chief executive Officer shall have no discretion to change the elements of the formula described above by which Bonuses are calculated.

    5.  Payment Upon Death. In the event that the Participant dies before payment of his Bonus, said amount shall be paid to his estate.

    6.  Tax Consequences of the Plan. To be provided.

    7.  Shareholder Approval; Duration. This Plan is subject to the approval of a majority of the Company's stockholders present and entitled to vote at a duly constituted meeting thereof. This Plan shall continue indefinitely unless terminated sooner in accordance with its terms.

    8.  Amendment. This Plan may not be amended without written approval of a majority of the Participants.

    9.  Miscellaneous. This Plan shall be interpreted according to the laws of the State of Texas. Any reference herein to the singular shall be deemed to include the plural where appropriate.

    IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of the day and year first above referenced.

By Order of the Board of Directors
Carl R. Rose, Chairman

C–2

Exhibit "D"

DESIGN AUTOMATION SYSTEMS INCORPORATED
1999 STOCK OPTION PLAN

ARTICLE I—PLAN

    1.1 Purpose. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

    1.2 Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

    1.3 Effective Date of Plan. The Plan shall be effective April 1999 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

ARTICLE II—DEFINITIONS

    The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

    2.1 "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    2.2 "Award" means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

    2.3 "Board of Directors" means the board of directors of the Company.

    2.4 "Change in Control" shall mean and include the following transactions or situations:

      A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

      (a) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

      (b) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

      (c) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

      (d) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

      (e) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

    2.5 "Code" means the Internal Revenue Code of 1986, as amended.

    2.6 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors.

    2.7 "Company" means Design Automation Systems Incorporated.

    2.8 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

    2.9 "Disinterested Person" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

    2.10 "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) key personnel (including officers and directors) of the Company or Affiliate,

D–2

or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

    2.11 "Employee" means a person employed by the Company or any Affiliate to whom an Award is granted.

    2.12 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or (c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

    2.13 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

    2.14 "Nonqualified Option" means an option to purchase Stock granted under this Plan other than an Incentive Option.

    2.15 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

    2.16 "Option Agreement" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

    2.17 "Plan" means the Design Automation Systems Incorporated 1999 Stock Option Plan, as set out in this document and as it may be amended from time to time.

    2.18 "Plan Year" means the Company's fiscal year.

    2.19 "Performance Stock Award" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VI.

    2.20 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

    2.21 "Restricted Stock Agreement" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

    2.22 "Restricted Stock Award" means an Award of Restricted Stock.

    2.23 "Restricted Stock Purchase Price" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

    2.24 "Stock" means the common stock of the Company, $.001 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

D–3

    2.25 "Stock Appreciation Right" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

    2.26 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

ARTICLE III—ELIGIBILITY

    The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board of Directors of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

ARTICLE IV—GENERAL PROVISIONS RELATING TO AWARDS

    4.1 Authority to Grant Awards. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person shall be determined by the Committee.

    4.2 Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 17,500,000 shares. The shares may be treasury shares or authorized but unissued shares. [THE MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS OR STOCK APPRECIATION RIGHTS WHICH MAY BE ISSUED TO ANY ELIGIBLE PERSON UNDER THE PLAN DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE. THE MAXIMUM NUMBER OF SHARES SUBJECT TO RESTRICTED STOCK AWARDS WHICH MAY BE GRANTED TO ANY ELIGIBLE PERSON UNDER THE PLAN DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE. THE MAXIMUM NUMBER OF SHARES SUBJECT TO PERFORMANCE STOCK AWARDS WHICH MAY BE GRANTED TO ANY ELIGIBLE PERSON DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE.] The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

    4.3 Non-transferability. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

    4.4 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon

D–4

exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

    4.5 Changes in the Company's Capital Structure.

    (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

    (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

  (i)
  subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

  (ii)
  the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

  (iii)
  all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation

D–5

    shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

    (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

    (d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

    (e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

    4.6 Election under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

ARTICLE V—OPTIONS AND STOCK APPRECIATION RIGHTS

    5.1 Type of Option. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

    5.2 Option Price. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

    5.3 Duration of Options and SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

    5.4 Amount Exercisable—Incentive Options. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may

D–6

provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant unless a shorter period is designated by the Committee. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

    5.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

    (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

    (b) Stock at its Fair Market Value on the date of exercise,

    (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

    (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

    (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

    As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

    Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

    5.6 Stock Appreciation Rights. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

D–7

    5.7 Stock Appreciation Rights in Tandem with Options. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

    5.8 Conditions of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

    5.9 Payment of Stock Appreciation Rights. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

    5.10 Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR granted to Employees shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

    5.11 Death. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

    5.12 Retirement. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on

D–8

the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, an SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

    5.13 Disability. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

    5.14 Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

    5.15 Reload Options. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

    Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a

D–9

Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

    5.16 No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

ARTICLE VI—RESTRICTED STOCK AWARDS

    6.1 Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

    6.2 Restrictions. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

    (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

    (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

    (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

    (d) unless stated otherwise in the Restricted Stock Agreement,

  (i)
  if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and

  (ii)
  if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

    6.3 Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Design Automation Systems Incorporated 1999 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.

D–10

    6.4 Rights as Stockholder. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

    6.5 Lapse of Restrictions. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

    6.6 Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

ARTICLE VII—PERFORMANCE STOCK AWARDS

    7.1 Award of Performance Stock. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

    7.2 Performance Goals. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

    7.3 Eligibility. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

    7.4 Certificate of Performance. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

D–11

ARTICLE VIII—ADMINISTRATION

    The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

    (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made,

    (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan,

    (c) determine the terms, provisions and conditions of each Option and Award, which need not be identical,

    (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest,

    (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee,

    (f)  prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

    (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

    The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

ARTICLE IX—AMENDMENT OR TERMINATION OF PLAN

    The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

D–12

ARTICLE X—MISCELLANEOUS

    10.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

    10.2 No Employment Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

    10.3 Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

    The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

    10.4 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

    10.5 Written Agreement. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

D–13

    10.6 Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

    10.7 Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

    10.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

    10.9 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

    10.10  Other Options or Awards. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

    10.11  Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

D–14

EPICEDGE, INC.

    The undersigned stockholder of EPICEDGE, INC. (the "Company") hereby appoints Peter B. Covert and Sam DiPaola, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at                                                   and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EPICEDGE, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

PLEASE COMPLETE, DATE AND SIGN ON REVERSE SIDE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
EPICEDGE, INC.

                                                 , 2001

_ Please Detach and Mail in the Envelope Provided _

A	/x/	Please mark your votes as in this example.
(1)	To elect seven members to the Board of Directors for one-year terms.				(5)	To ratify, pursuant to rules established by the American Stock Exchange, a July 2000 convertible debt offering in the amount of $5 million to certain private investors.	FOR / /	AGAINST / /	ABSTAIN / /
	NOMINEES: Carl R. Rose, Chairman		FOR / /	AGAINST / /	(6)	To ratify, pursuant to rules established by the American Stock Exchange, the September 2000 sale of 2,000,000 shares of our common stock to certain private investors for $2 million.	/ /	/ /	/ /
	Uri Landesman, Bruce Quackenbush, Richard Carter, Eric Loeffel, Panna Sharma, Mark McManigal		FOR / /	AGAINST / /	(7)	To ratify, pursuant to rules established by the American Stock Exchange, a November 2000 convertible debt financing in the amount of $1 million to our chairman.	/ /	/ /	/ /
(2)	To approve Deloitte & Touche LLP as our independent auditors for the 2001 fiscal year.	FOR / /	AGAINST / /	ABSTAIN / /	(8)	To ratify, pursuant to rules established by the American Stock Exchange, a December 2000 convertible debt financing in the amount of $1.5 million to two of our stockholders.	/ /	/ /	/ /
(3)	To approve a proposal to amend our Articles of Incorporation to increase the number of shares of common stock reserved for issuance from 50,000,000 to 70,000,000.	/ /	/ /	/ /	(9)	To approve, pursuant to rules established by the American Stock Exchange, the sale of our Series A Preferred Stock to certain investors for up to $3 million.	/ /	/ /	/ /
(4)	To ratify, pursuant to rules established by the American Stock Exchange, the February 2000 sale of 2,260,000 shares of our common stock to certain private investors for $11.3 million.	/ /	/ /	/ /	(10)	To approve, pursuant to rules established by the American Stock Exchange, the conversion of the $5 million July 2000 convertible debt offering into shares of our Series B Preferred Stock.	/ /	/ /	/ /
					(11)	To approve a management bonus pool established for the benefit of employees and management.	/ /	/ /	/ /
					(12)	To approve an increase in the number of shares available for issuance in the 1999 Employee Stock Option Plan from 7,500,000 shares of common stock to 17,742,000 shares of common stock.	/ /	/ /	/ /
					(13)	To transact such other business as may properly come before the Meeting and any adjournment or postponement.	/ /	/ /	/ /
Signature: ________________________________________________________		Date: ____________________
IMPORTANT: Please sign exactly as your name appears above. Each joint owner should sign. Executors, administrators, trustees, etc. should indicate the capacity in which they sign. The above signed hereby acknowledges receipt of the Notice of General Meeting of Shareholders and the Proxy Statement furnished herewith.					You can vote if you are a stockholder of record on September 19, 2001.

QuickLinks

ITEM 1 ELECTION OF DIRECTORS
ITEM 2 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
ITEM 3 AMENDING OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE
ITEM 4 RATIFICATION OF THE FEBRUARY 2000 SALE OF 2,260,000 SHARES OF OUR COMMON STOCK FOR $11.3 MILLION
ITEM 5 RATIFICATION OF THE JULY 2000 CONVERTIBLE DEBT OFFERING
ITEM 6 RATIFICATION OF THE SEPTEMBER 2000 SALE OF 2,000,000 SHARES OF OUR COMMON STOCK FOR $2 MILLION
ITEM 7 RATIFICATION OF THE NOVEMBER 2000 CONVERTIBLE DEBT FINANCING
ITEM 8 RATIFICATION OF THE DECEMBER 2000 CONVERTIBLE DEBT FINANCING
ITEM 9 APPROVAL OF THE ISSUANCE OF CONVERTIBLE NOTES TO PURCHASE SHARES OF OUR SERIES A CONVERTIBLE PREFERRED STOCK
ITEM 10 APPROVAL OF THE ISSUANCE OF CONVERTIBLE NOTES TO PURCHASE SHARES OF OUR SERIES B CONVERTIBLE PREFERRED STOCK
ITEM 11 APPROVAL OF A BONUS PLAN FOR MANAGEMENT AND EMPLOYEES OF THE COMPANY
ITEM 12 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILBLE FOR ISSUANCE UNDER THE 1999 STOCK OPTION PLAN
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
ANNUAL COMPENSATION
  Exhibit "A"
  Exhibit "B"
  Exhibit "C"
  Exhibit "D"
ARTICLE I—PLAN